UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2019

COSTCO WHOLESALE CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive

Issaquah, WA 98027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

On January 24, 2019, Costco Wholesale Corporation (the “Company”) held its Annual Meeting of Shareholders. There were 440,570,601 shares of common stock entitled to be voted; 369,699,726 shares were voted in person or by proxy. Shareholders voted on the following matters:

1.

The election of each of the three Class II directors nominated by the Board of Directors to hold office until the 2022 Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	The ratification of the selection of KPMG LLP as the Company’s independent auditors for fiscal year 2019;

3.

The approval, on an advisory basis, of the compensation of the Company’s executive officers for fiscal year 2018 as disclosed in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on December 14, 2018;

4.	The approval and adoption of the Company’s 2019 Incentive Plan;

5.	The approval of an amendment to the Articles of Incorporation to declassify the Board and provide for annual election of directors;

6.	The approval of an amendment to the Articles of Incorporation to eliminate a supermajority voting requirement; and

7.	A shareholder proposal regarding prison labor.

All items except Item 7 were approved. The results of the votes are set forth below:

Election of Directors

Nominees	For	Withheld	Broker Non-Votes
Hamilton E. James	285,588,154	9,639,071	74,472,501
John W. Stanton	293,519,833	1,707,392	74,472,501
Mary A. (Maggie) Wilderotter	279,497,075	15,730,150	74,472,501

Ratification of the Selection of Auditors

For	Against	Abstain
363,174,028	6,059,215	466,483

Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
284,719,509	9,793,983	713,733	74,472,501

Approval of adoption of 2019 Incentive Plan

For	Against	Abstain	Broker Non-Votes
211,429,289	83,163,976	633,960	74,472,501

Approval to amend Articles of Incorporation to declassify the Board, and provide for annual election of directors

For	Against	Abstain	Broker Non-Votes
294,305,778	601,249	320,198	74,472,501

Approval to amend Articles of Incorporation to eliminate the supermajority vote requirement

For	Against	Abstain	Broker Non-Votes
293,825,464	929,833	471,928	74,472,501

Shareholder Proposal Regarding Prison Labor

For	Against	Abstain	Broker Non-Votes
82,964,805	206,166,453	6,095,967	74,472,501

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on January 30, 2019.

COSTCO WHOLESALE CORPORATION

By:	/s/ Richard A. Galanti
Richard A. Galanti
Executive Vice President and Chief Financial Officer

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